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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        PETROLEUM & RESOURCES CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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February 26, 2003

Dear Shareholder:

You recently received in the mail a proxy voting card for the Corporation's 2003 Annual Meeting. There is an error on the proxy card because the printer failed to provide a box to mark in order to vote in favor of electing all of the Directors. We apologize for any confusion that this error may have caused and are sending you a new proxy card for you to use.

If you already filled out your original proxy card and, in voting for the election of all of the Directors, put an X where the box should have been or otherwise made clear that you were voting for all of the Directors, it is not necessary for you to fill in the new card that is enclosed. In addition, if you mailed in your proxy card and made no indication of how you wanted to vote on the election of directors, and it was your intention to vote for all of the Directors, then you do not need to fill out a new card as your shares will be voted for all the Directors.

If you have not yet voted, please use the enclosed card. If you already sent in your card, however, and were uncertain how to indicate your vote for the Directors, please fill out the enclosed card, making sure to vote again on all of the proposals, and mail it in the envelope provided. In addition, you can vote by telephone or the internet if that would be more convenient. Follow the directions on the proxy card for how to use those methods for voting.

If you have any questions about the proxy voting process, please do not hesitate to call the Corporation's Shareholders Relations Department. Our toll free number is (800) 638-2479.

Sincerely yours,

Lawrence L. Hooper, Jr.
Vice President, Secretary & General Counsel

      Two Alternate Ways to Vote Your Proxy

  VOTE BY TELEPHONE OR INTERNET

              24 Hours a Day - 7 Days a Week

Save Your Company Money - It's Fast and Convenient

                                   TELEPHONE
                                   ---------
                                 1-866-593-3356

.. Use any touch-tone telephone.
.. Have your Proxy Form in hand.
.. Enter the Control Number located in the box below.
.. Follow the simple recorded instructions.

                                       OR

                                    INTERNET
                                    --------
                        https://www.proxyvotenow.com/peo

.. Go to the website address listed above.
.. Have your Proxy Form in hand.
.. Enter the Control Number located in the box below.
.. Follow the simple instructions.

                                       OR

                                      MAIL
                                      ----

.. Mark, sign and date your Proxy Card.
.. Detach card from Proxy Form.
.. Return the card in the postage-paid envelope provided.

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card. If you have submitted your proxy by telephone or the internet there is no need for you to mail back your proxy.



                                            ------------------------------------


                                                   CONTROL NUMBER FOR
                                               TELEPHONE OR INTERNET VOTING
                                            ------------------------------------

1-866-593-3356
CALL TOLL-FREE TO VOTE

    . DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET .

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[_] Sign, Date and Return the
    Proxy Card Promptly Using         [X]
    the Enclosed Envelope.       Votes must be indicated
                                 (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR: PROPOSALS (1), (2) and (3)
1. ELECTION OF DIRECTORS:

  FOR  [_]     WITHHOLD    [_]
  ALL          FOR ALL               EXCEPTIONS     [_]

Nominees: 01 - Enrique R. Arzac, 02 - Daniel E. Emerson, 03 - Edward J. Kelly,
          III, 04 - Thomas H. Lenagh, 05 - W. D. MacCallan, 06 - W. Perry Neff, 07 - Douglas G. Ober*, 08 - Landon Peters, 09 - John J. Roberts, 10 - Susan C. Schwab, 11 - Robert J. M. Wilson *Mr. Ober is an "interested person", as defined by the Investment Company Act of 1940, because he is an officer of the Company.

                                                 FOR   AGAINST  ABSTAIN

2.   THE SELECTION OF PricewaterhouseCoopers     [_]     [_]      [_]
     LLP as independent public accountants.

3.   APPROVAL OF AMENDMENT to extend the term    [_]     [_]      [_]
     of the Corporation's Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL (4).

4.   Recommend that the Board consider placing   [_]     [_]      [_]
     limitations on when stock option grants
     may be awarded.

(Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)


 +Exceptions____________________________________________________________________

In their discretion, the Proxies are authorized to vote upon all other business that may properly come before the Meeting with all the powers the undersigned would possess if personally present.


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                                               S C A N L I N E

                                            ------------------------------------
NOTE: The signature(s) should correspond with the name of the stockholder(s) as it appears hereon.

Date Share Owner sign here                  Co-Owner sign here
-------------------------------------      -------------------------------------

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        PETROLEUM & RESOURCES CORPORATION - PROXY FOR 2003 ANNUAL MEETING

                  Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints W. D. MacCALLAN, W. PERRY NEFF and ROBERT
J. M. WILSON, the proxies, and each of them (with power to act without the others and with power of substitution) the proxy of the undersigned, for and in the name of the undersigned, to vote at the Annual Meeting of Stockholders of Petroleum & Resources Corporation to be held at the Hyatt Regency O'Hare, 9300
W. Bryn Mawr Avenue, Rosemont, IL 60018, on the 25th day of March, 2003 at 10:00 a.m., and at any adjournment thereof, the shares of stock which the undersigned would be entitled to vote if personally present.

     The undersigned hereby ratifying all action of said proxies, or any of them, or their or his substitutes or substitute by virtue hereof; and hereby revoking any authorization to vote such shares heretofore given by the undersigned to anyone. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated February 14, 2003, and the Proxy Statement furnished therewith.

     If the undersigned fails to specify herein how such shares are to be voted on said proposals (1), (2), (3) and (4), they shall be voted "FOR" proposals
(1), (2) and (3), and "AGAINST" proposal (4).

                                                                          (over)

                                             PETROLEUM & RESOURCES CORPORATION
                                             P.O. BOX 11130
                                             NEW YORK, N.Y. 10203-0130

To change your address, please mark this box.    [_]

Attend Annual Meeting mark here.                 [_]